Exhibit 99.1

PDS Biotech Announces Circulating Tumor DNA Results for Versamune® HPV in IMMUNOCERV Trial Published in Clinical Cancer Research

Data confirms Versamune® HPV has potential as a broadly effective treatment of HPV16-associated cancers – Initiation of Phase 3 trial in HPV16-positive HNSCC planned for Q1 2025

Versamune® HPV + CRT was associated with greater and earlier clearance of blood-circulating HPV16-positive cancer cells (circulating tumor DNA/ctDNA) vs. CRT alone

100% of patients with locally advanced HPV16 cervical cancer treated with Versamune® HPV + CRT had no detectable HPV16 ctDNA at 3-4 months vs. 50% of patients on standard-of-care CRT

Undetectable HPV ctDNA at 3-4 months was associated with improved 2-year recurrence-free survival (RFS) of 93% vs only 30% in patients with detectable HPV ctDNA

PRINCETON, N.J., February 24, 2025 -- PDS Biotechnology Corporation (Nasdaq: PDSB) (“PDS Biotech” or the “Company”), a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers, today announced the publication of circulating tumor DNA (ctDNA) results for its lead immunotherapy candidate, Versamune® HPV, in Clinical Cancer Research, a journal of the American Association for Cancer Research.

The trial demonstrated that Versamune® HPV was associated with greater and earlier clearance of HPV16-positive cancer cells from the bloodstream in patients with locally advanced cervical cancer. Notably, the elimination of HPV16-positive ctDNA correlated with extended patient survival without cancer recurrence, reinforcing its potential to improve long-term outcomes. The data underscore the potential of Versamune® HPV in HPV16-positive cancers as the Company prepares to initiate a Phase 3 clinical trial for Versamune® HPV in HPV16-positive head and neck squamous cell carcinoma (HNSCC) in the first quarter of this year.

“These findings highlight the transformative potential of Versamune® HPV in broadly treating various HPV16-associated cancers. Combining Versamune® HPV with chemoradiation (CRT) was linked to rapid HPV16 ctDNA decline,” said Frank Bedu-Addo, PhD, President and Chief Executive Officer of PDS Biotech. “We believe that such results showing a strong correlation between a biomarker such as ctDNA and survival may allow us to initiate discussions with the U.S. Food and Drug Administration regarding the potential for an accelerated regulatory pathway such as Breakthrough Therapy designation in cervical cancer. We also think this finding that links the reduction of ctDNA level with improved survival may apply to other HPV16-positive cancers like HNSCC. This endpoint is currently included within our VERSATILE-003 Phase 3 clinical trial.”

A total of 66 patients with locally advanced cervical cancer were enrolled, with 49 receiving CRT and 17 receiving a combination of CRT and Versamune® HPV. Patient blood was collected at baseline, weeks 1, 3, and 5 of CRT, and 3 to 4 months after CRT to measure HPV ctDNA. MRI was performed at baseline and before brachytherapy to determine tumor shrinkage.

Median follow-up was 23 months. At 3-4 months follow-up, 5/5 (100%) HPV16-positive patients receiving CRT + Versamune® HPV had no detectable HPV16-positive ctDNA, whereas 3/6 (50%) of patients receiving only CRT had no detectable ctDNA.

HPV ctDNA clearance at 3-4 months correlated with better 2-year recurrence free survival (RFS) (92.9% vs. 30%, log-rank; P = 0.0067). The strongest predictor of RFS was HPV ctDNA clearance at 3-4 months follow-up, achieving a concordance index score of 0.83.

The 36-month overall survival (OS) and progression free survival rates were earlier reported to be 100% for the 8 patients in the trial who received 5 doses of Versamune® HPV + CRT and an 84.4% 36-month OS rate for 17 patients who received at least 2 doses of Versamune® HPV + CRT.

About PDS Biotechnology
PDS Biotechnology is a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers. The Company plans to initiate a pivotal clinical trial to advance its lead program in advanced HPV16-positive head and neck squamous cell cancers. PDS Biotech’s lead investigational targeted immunotherapy Versamune® HPV is being developed in combination with a standard-of-care immune checkpoint inhibitor, and also in a triple combination including PDS01ADC, an IL-12 fused antibody drug conjugate (ADC), and a standard-of-care immune checkpoint inhibitor.

For more information, please visit www.pdsbiotech.com

Forward Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for Versamune® HPV, PDS01ADC and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning Versamune® HPV, PDS01ADC and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark of PDS Biotechnology Corporation.

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